UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) February 15, 2017

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Matador Resources Company
(Exact name of registrant as specified in its charter)
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Texas	001-35410	27-4662601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 LBJ Freeway, Suite 1500, Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 371-5200
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 15, 2017, the Board of Directors (the “Board”) of Matador Resources Company (the “Company”) appointed two new directors, Julia P. Forrester and Kenneth L. Stewart.
Ms. Forrester is Associate Provost for Student Academic Services at Southern Methodist University (“SMU”), a role she has held since June 2015. She has served in various administrative positions at SMU since 1995, including serving as Dean ad interim of the Dedman School of Law from June 2013 to June 2014. Ms. Forrester is also Professor of Law at SMU, having begun her teaching career at SMU in 1990 as an Assistant Professor. She previously practiced law with Thompson & Knight LLP. Ms. Forrester holds a Bachelor of Science degree in Electrical Engineering from the University of Texas at Austin and a law degree from the University of Texas School of Law. Ms. Forrester was appointed by the Board to serve as a director until the 2017 Annual Meeting of Shareholders or her earlier death, retirement, resignation or removal. She was also appointed by the Board to serve on the Audit and Corporate Governance Committees.
Mr. Stewart is presently a partner in, and holds the position of Chair – United States with, Norton Rose Fulbright US LLP, which constitutes the United States operations of Norton Rose Fulbright. Mr. Stewart began his legal career with Fulbright & Jaworski LLP, the predecessor to Norton Rose Fulbright US LLP, and previously held at differing times positions of Global Chair of the international organization, Managing Partner of the United States region, and Partner-in-Charge of the Dallas office. Prior to entering into full-time management for his firm in 2012, he engaged in a transactional legal practice, both domestic and international, focusing principally on merger, acquisition, financing and joint venture activities for both public and privately-held entities. Mr. Stewart holds a Bachelor of Science degree in Business Administration from the University of Arkansas and a law degree from Vanderbilt University. Mr. Stewart was appointed by the Board to serve as a director until the 2017 Annual Meeting of Shareholders or his earlier death, retirement, resignation or removal. He was also appointed by the Board to serve on the Corporate Governance and Compensation Committees.
Ms. Forrester and Mr. Stewart will be compensated according to the director compensation program described in the Director Compensation section of the Company’s Proxy Statement for the Annual Meeting of Shareholders held on June 9, 2016 filed on April 28, 2016 and incorporated herein by reference. They will also each enter into an indemnification agreement with the Company in the form included as Exhibit 10.22 to Amendment No. 1 to the Registration Statement on Form S-1 filed on November 14, 2011 and incorporated herein by reference. Neither Ms. Forrester nor Mr. Stewart have any direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATADOR RESOURCES COMPANY

Date: February 21, 2017	By:	/s/ Craig N. Adams
	Name:	Craig N. Adams
	Title:	Executive Vice President